FINANCIAL EXPENSES (Schedule of Financial Expenses) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Financing expenses:
Interest on shareholders loans	$ 229	$ 82
Exchange rate expenses (income), net	3	(13)
Bank fees	3	2
Financial expense	$ 235	$ 71